BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



Credit Suisse Energy Summit
Vail, Colorado
February 8, 2011

DRESSER-RAND.

Disclosure

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

The use of words such as “may”, “might”, “will”, “should”, “expect”, “plan”, “outlook”, “anticipate”, “believe”, “estimate”, "appear", “project”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements.

All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements.

These risks and uncertainties may include those discussed in the Company’s most recent filings with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Market Dynamics

- We have taken a 20 year view of markets with the following expectations:
  - Major growth in oil & gas will come from outside the US
  - National Oil Companies will become increasingly prominent in supply decisions
  - The ability to provide goods and services locally will be critical
  - There will be a growing emphasis on renewables and environmentally "friendly" technologies which require high speed rotating equipment (leverage existing capabilities)

Opportunity to significantly increase the rate of profitable growth by successfully executing our long range plan

Dresser-Rand Investment Highlights

- Well positioned to benefit from continuing energy infrastructure investment:
  - Traditional oil & gas upstream and downstream growth opportunities
  - Emerging market opportunities (Environmental applications)
- Sustainable Competitive Advantages / Growth Accelerators:
  - Technology / R&D Initiatives
  - Alliances
  - Installed Base
  - Service Network
  - Infrastructure Initiatives
- Unique Business Model Characteristics:
  - Flexible manufacturing model
  - Proven dependable high margin aftermarket
  - Low capital intensity

Global Supplier of Energy Infrastructure Solutions

- Approximately 90% of sales for the twelve months ended 12/31/09 of $2.3 billion from oil and gas infrastructure spending

2009 Sales by Business Segment


New Units
55%
Aftermarket Parts and Services
45%

2009 Sales by Destination


Asia Pacific
17%
North America
38%
Middle East/Africa
16%
Europe
19%
Latin America
10%

Future growth fueled by markets outside of North America

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



Energy Infrastructure Expansion

DRESSER-RAND.

Upstream – FPSO / LNG

- Floating Production, Storage & Offloading (FPSO)
  - Over 100 projects next 5 years
  - Asia, West Africa and Latin America
  - ~ $200,000 of compression equipment per one million SCF of gas production
- Liquefied Natural Gas (LNG)
  - ~ 145 million tons of capacity planned over next 5 years
  - Floating LNG is an emerging market
  - DRC award for the world's 1st floating liquefaction plant
  - Tracking ~ 60 LNG projects (more than 20 FLNG)
- Strategic Alliances with Samsung Heavy Industries and Samsung Techwin

FPSO



LNG


L
N
G

DRESSER-RAND

Midstream – Pipelines & Storage

- Investment driven by increasing gas consumption, increase in unconventional gas (coal bed methane & shale) and aging / inadequate infrastructure
- Growth in Asia, China, India, US
- Acquisitions strengthen position
  - Arrow
  - Enginuity
  - Compressor Renewal Services



DRESSER-RAND.

Downstream – Refining / Petro-Chemical

- Major Market Drivers
  - Environmental Compliance
  - Capacity Expansion
  - Energy Conservation
  - Increased Demand
  - Difficult Crudes



- Expect considerable activity in Latin America, the Middle East, India and China
  - Over 10 million bpd of refining capacity in FEED / planning
  - Transportation fuels consumption projected to grow > 50% by 2025
  - Chemical / Petro-chemical recovering slowly
- Opportunity for DRC is approximately $50 million of equipment for every 200,000 bpd

Compressed Air Energy Storage (CAES)

- Concept:
  - Compress air into cavern at night – use energy
  - Expand air during day – produce energy
- DRC Experience & Technology - Only operating installation in North America
- Tracking ~ 20 projects (100 MW ~ $50MM opportunity)
- Potential to combine with wind and solar



McIntosh Alabama CAES Facility


Off Peak
Electricity In
Peak-day
Electricity Out
Fuel
Heat
Exhaust
Low & High
Pressure
Expanders
Motor &
Compressor
Air
Air
Generator
Turbines
Recuperator
Air
Air
Air In/Out

Carbon Capture, Utilization, and Sequestration

- Large emerging market
  - Over 100 projects per year by 2020
  - $2 billion per year in compressor equipment needed
- Driven by pending carbon policy legislation
- Compression
  - 1/3 of total installed cost
  - D-R has significant CO2 compression experience worldwide (e.g., CO2 enhanced oil recovery)
  - D-R investing in Ramgen to develop a supersonic compressor that will substantially reduce cost of compression



Dispersed CO_2
Carbon dioxide uptake by forests, biomass plantations, and degraded mine lands that are restored
Carbon-based products (e.g., fuels, power, wood, plastics)
Capture and separation
Soil amendments
Pond with bacteria
CO_2
Pipelines
Coal bed methane formations
Geological formations
Depleted oil or gas reservoirs
Deep aquifer

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®

DRESSER-RAND.

Leveraging Product Platforms Across Energy Infrastructure Markets

Product Technology Platforms

	Oil and Gas Market				Environmental Market					
	U/S	M/S	D/S	EOR	CHP	Bio Mass	CSP	WTE	CAES	CCS
Centrifugal	x	x	x	x					x	x
Reciprocating	x	x	x	x	x			x		
Axial			x						x	
DATUM I & ICS	x	x	x	x						x
Ramgen			x	x						x
Gas Turbines	x	x	x	x	x			x		
Steam Turbines	x		x		x	x	x	x		
Expanders			x						x	
Controls	x	x	x	x	x	x	x	x	x	x
Rotary Separators	x	x	x	x						x

Key

U/S: Upstream
M/S: Midstream
D/S: Downstream
EOR: Enhanced Oil Recovery
CHP: Combined Heat & Power
CSP: Concentrated Solar Power
WTE: Waste to Energy
CAES: Compressed Air Energy Storage
CCS: Carbon Capture & Storage

100 % product technology overlap

DRESSER-RAND

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



Sustainable Competitive Advantages / Growth Accelerators

DRESSER-RAND.

Focus on Technology Leadership



DATUM®

U.S. Pipeline Installation
Delivered 2Q08



DATUM® C Multi-stage



Separator Technologies



Petrobras 1st Order
Delivered 3Q10

Topside ICS



Subsea ICS

Separator / compressor differentiates DRC as "only" one in-class

DRESSER-RAND.

Technology Platform Build Out

Integrated Compression/Subsea (ICS)

- Separator/Compressor Differentiates DRC as "Only" in Class
- Next Generation for ICS
- Subsea Compression as Next frontier for Upstream O&G



Supersonic Compression

- Game Changing Compression Technology
- Premier Competitive Solution for Carbon Capture and Sequestration and Enhanced Oil Recovery
- Also applicable to medium to high mole weight applications



Steam Turbines

- High Efficiency at Lower Cost
- Competitive for Oil & Gas and Renewable based Power Generation and compressor (mechanical) drive solutions



Building out core technology platforms

Extensive Global Presence


Headquarters
Houston, Texas, USA
Paris, France
Regional Centers
Kuala Lumpur, Malaysia
Houston, Texas
Le Havre, France
Service Centers
(39)
Global Operations (12)
Olean, New York
Wellsville, New York
Painted Post, New York
Burlington, Iowa
Houston, Texas
Le Havre, France
Oberhausen, Germany
Bielefeld, Germany
Kongsberg, Norway
Naroda, India
Shanghai, China
Peterborough, UK

DRESSER-RAND.

Infrastructure Initiatives

- Significant growth opportunity in emerging markets
  - Brazil
  - China
  - India
  - Korea
  - Indonesia
  - Kazakhstan
  - Saudi Arabia
  - Angola
  - Sub Sahara Africa
- Can better serve these markets through localization
  - Time zone, language, culture friendly
  - Supports government growth initiatives
- Localization provides:
  - New equipment growth
  - Long term stream of profitable aftermarket growth

Local infrastructure to accelerate profitable growth

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY®

DRESSER-RAND

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®







Unique Business Model Characteristics

DRESSER-RAND.

Unique Business Model Characteristics

- ~ ½ revenues tied to energy infrastructure build-out – cyclical
- Flexible manufacturing model used to effectively meet demand swings – enhances ability to maintain new unit margins
- ~ ½ revenues tied to installed base – much less cycle sensitive
- ~ 70% operating income tied to installed base
- Strong value proposition – technology, cycle times, business processes, service network
- Low capital intensity

Strong relative performance in both up and down cycles – supports strong cash flows

Increase Operating Income

Two key financial objectives:

1) Increase new unit margins


14.0%
8.5%
3.0%
-2.5%
-8.0%
2001
2002
2003
2004
2005
2006
2007
2008
2009

2) Grow aftermarket volume


$1000
$750
$500
$250
$0
New leadership team implemented growth strategy

- Key new unit initiatives:
  - Operational excellence
  - Supply chain management
  - Process innovation
  - Value selling
  - Flexible manufacturing
- Key aftermarket initiatives:
  - Installed Base Census
  - Sales Entitlement Model
  - Technology
  - Leverage Alliances
  - Applied Technology
  - Since '05 IPO:
    - Added 15 Service Centers
    - Acquired 8 companies

Credible Expectations

Low Capital Intensity


NWC as a % of Sales
4.0%
2.0%
0.0%
-2.0%
1.4%
3.9%
-0.8%
-1.5%
2.7%
3.6%
12 pt. avg.
2005
2006
2007
2008
2009
2010E

- Custom-engineered equipment
- ~6 to 15 month cycle time
- Customer advance payments and progress payments finance working capital


Capex as a % of Sales
2.0%
1.5%
1.0%
0.5%
0.0%
1.1%
1.3%
1.3%
1.4%
1.8%
1.8%
1.7%
2004
2005
2006
2007
2008
2009
2010E

- 2010 ~ 1 ½ to 2% of sales
- Manufacturing strategy allows for low capital expenditures
- Aftermarket segment low capital intensity

Result - Significant Free Cash Flow
($ in Millions)


$900
$600
$300
$0
2006
2007
2008
2009
YTD 9/30/10
Free Cash Flow
Cumulative FCF

Flexible manufacturing + dependable aftermarket + low capital intensity = strong cash flow generation

DRESSER-RAND.

Under-leveraged Balance Sheet


Net debt to capital
60%
40%
20%
0%
56%
45%
32%
14%
20%
11%
3%
Dec. 04
Dec. 05
Dec. 06
Dec. 07
Dec. 08
Dec. 09
Sept. 10


Net debt to EBITDA
5.0
4.0
3.0
2.0
1.0
0.0
4.8
2.7
1.4
0.6
0.6
0.3
0.1
Dec. 04
Dec. 05
Dec. 06
Dec. 07
Dec. 08
Dec. 09
Sept. 10

Following 2004 LBO used FCF to pay down debt

Internal Uses of Cash – 2011 through 2013

($ in Millions)

	Average per year
Capital expenditures	
Sustaining ~1½ to 2% of sales	$35 -$50
Growth accelerators:	
Service center expansion Gas turbines Localization / local content	$30 -$40
Total estimate ~2.5 to 3.5% of sales	**$65-$90**
Research & development	
Historical ~1% of sales	$20-$25
Growth accelerators:	
ICS / subsea compression Steam turbine technology Supersonic compression	$10-$15
Total estimate ~1.8% of sales	**$30-$40**

Free Cash Flow expected to significantly exceed internal funding requirements

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®

DRESSER-RAND.

Business Results
($ in millions, except EPS)


Sales
$4200
$2800
$1400
$0
2001
2003
2005
2007
2009
2011
2013
2015


Operating income
$800
$600
$400
$200
$0
2001
2003
2005
2007
2009
2011
2013
2015


EPS
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2005
2007
2009
2011
2013
2015


CAGR - '10 - '15
30%
20%
10%
0%
10%
15%
15%
23%
20%
29%
Base
Accel.
Base
Accel.
Base
Accel.
Sales
Op. Income
EPS

DRESSER-RAND

Cumulative Total Shareholder Return



$600
$400
$200
$0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Buy backs, acquisitions and dividends
Accelerated case
Base case

Use excess cash and balance sheet to enhance shareholder value

Indexed returns based on $100 investment on August 5, 2005 (DRC IPO date)

Conclusion

- Strong end markets in Oil and Gas

  \+
- Emerging Environmental opportunities

  \+
- Dependable aftermarket Growth

  \+
- Targeted strategic initiatives (Technology/Infrastructure)

  =
- **~ 15% Revenue and 30% EPS CAGR through 2015**

  \+
- Excess Free Cash Flow (Acquisitions/Stock Buyback/Dividend)

  =
- **Additional Shareholder Value not yet forecast**

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY

DRESSER-RAND

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



www.dresser-rand.com

info@dresser-rand.com

DRESSER-RAND®